UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 22, 2021 (July 20, 2021)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Pike Nashville Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to Vote of Security Holders.

The Genesco Inc. 2021 Annual Meeting of Shareholders was held on July 20, 2021. On July 21, 2021, First Coast Results, Inc., the inspector of election for the Annual Meeting, delivered its certification of final voting results for the Annual Meeting to the Company. The final voting results reflect that a total of 13,884,599 shares of the Company’s common stock and Employees’ Subordinated Convertible Preferred Stock, out of a total of 14,984,299 shares outstanding and entitled to vote at June 28, 2021, the record date, were present in person or represented by proxies at the Annual Meeting, and that the results for each proposal presented to the shareholders at the Annual Meeting are as set forth below.

1. Election to the Board of Directors of nine of the following 13 director nominees:

Nominee	For	Withheld
Joanna Barsh*	10,115,362	44,867
Matthew C. Diamond*	10,051,200	109,029
John F. Lambros*	13,627,173	66,574
Thurgood Marshall, Jr.*	10,132,611	27,618
Angel R. Martinez*	13,667,067	26,680
Kevin P. McDermott*	10,136,706	23,523
Mary E. Meixelsperger*	13,668,211	25,536
Gregory A. Sandfort*	13,627,703	66,044
Mimi E. Vaughn*	13,583,083	110,664
Marjorie L. Bowen**	2,232,753	1,300,765
Margenett Moore-Roberts**	2,232,053	1,301,465
Dawn H. Robertson**	3,531,268	2,250
Hobart P. Sichel**	3,141,650	391,868

*	Company nominees
**	Legion nominees

The following nine directors were elected at the Annual Meeting: Joanna Barsh, Matthew C. Diamond, John F. Lambros, Thurgood Marshall, Jr., Angel R. Martinez, Kevin P. McDermott, Mary E. Meixelsperger, Gregory A. Sandfort and Mimi E. Vaughn.

2. Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s 2021 proxy statement:

For	Against	Abstain
12,176,242	1,451,667	65,838

3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year.

For	Against	Abstain
13,605,441	272,204	6,954

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: July 22, 2021	By:	/s/ Scott E. Becker
	Name:	Scott E. Becker
	Title:	Senior Vice President and General Counsel